SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PENNROCK FINANCIAL SERVICES CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously by written preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2004

TO THE SHAREHOLDERS OF PENNROCK FINANCIAL SERVICES CORP.:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular annual meeting of the shareholders of PENNROCK FINANCIAL SERVICES CORP. will be held on Tuesday, April 27, 2004 at 10:00 a.m. at Yoder’s Restaurant, 14 South Tower Road, New Holland, Pennsylvania for the purpose of considering and voting upon the following matters:

1.	ELECTION OF DIRECTORS. To elect the four nominees identified in the accompanying proxy statement.

2.	OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on March 18, 2004 shall be entitled to notice of and to vote at the meeting.

     Please mark, date and sign the enclosed proxy card and return it in the enclosed postpaid envelope as promptly as possible. Alternatively, you may vote via telephone or the Internet by following the instructions on the proxy card. You are cordially invited to attend the meeting. Your proxy is revocable and may be withdrawn if you elect to attend the meeting and wish to vote in person.

     A copy of the annual report of PennRock Financial Services Corp. is enclosed.

BY ORDER OF THE BOARD OF DIRECTORS

GLENN H. WEAVER
President

Enclosures
April 2, 2004

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE PROMPTLY DATE, SIGN AND RETURN YOUR PROXY IN THE ENVELOPE WHICH ACCOMPANIES THIS PROXY STATEMENT OR VOTE VIA TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

PROXY STATEMENT

Dated and to be Mailed April 2, 2004

PENNROCK FINANCIAL SERVICES CORP.
1060 MAIN STREET
P.O. BOX 580
BLUE BALL, PENNSYLVANIA 17506
(717) 354-4541

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2004

(i)

TABLE OF CONTENTS(Continued)

(ii)

GENERAL INFORMATION

     Introduction

     On July 31, 1986, Blue Ball National Bank became a wholly owned subsidiary of PennRock Financial Services Corp., a Pennsylvania business corporation organized for the purpose of becoming a bank holding company (“PennRock”). As of that date, the shareholders of Blue Ball National Bank became shareholders of PennRock. The meeting to which this proxy statement relates will be the eighteenth annual meeting of the shareholders of PennRock.

     Date, Time and Place of Meeting

     The regular annual meeting of the shareholders of PennRock will be held on Tuesday, April 27, 2004, at 10:00 a.m. at Yoder’s Restaurant, 14 South Tower Road, New Holland, Pennsylvania.

     Shareholders Entitled to Vote

     Shareholders of record at the close of business on March 18, 2004 shall be entitled to vote at the meeting.

     Purpose of Meeting

     The shareholders will be asked to consider and vote upon the following matters at the meeting: (i) the election of four directors, and (ii) such other business as may be properly brought before the meeting and any adjournments thereof.

     Solicitation of Proxies

     This proxy statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of PennRock for use at the annual meeting of shareholders to be held at 10:00 a.m. on Tuesday, April 27, 2004, and any adjournments thereof.

     The expense of soliciting proxies will be borne by PennRock. In addition to the use of the mails and the Internet, directors, officers and employees of PennRock and Blue Ball National Bank may, without additional compensation, solicit proxies personally or by telephone.

     Revocability and Voting of Proxies

     The execution and return of the enclosed proxy will not affect a shareholder’s right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Glenn H. Weaver, President of PennRock, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the four nominees identified in this proxy statement. The enclosed proxy confers upon the persons named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of PennRock.

     Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account by the Plan Agent will not be voted.

     Voting of Shares and Principal Holders Thereof

     At the close of business on February 6, 2004, PennRock had outstanding 7,642,008 shares of $2.50 par value common stock. There is no other class of stock authorized or outstanding. As of such date, 90,096 shares of PennRock common stock were held by the Financial Services Department of Blue Ball National Bank as sole fiduciary (representing approximately 1.18% of such shares outstanding) and will be voted FOR the election of the four nominees identified in this proxy statement.

     A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or under the Articles of Incorporation or bylaws. In the case of the election of directors, the candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected to the Board of Directors; accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees will not influence the outcome of the election. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast.

     To the knowledge of PennRock, no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of PennRock.

     Shareholder Proposals

     Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (hereafter, the “SEC”), shareholder proposals intended to be presented at the 2005 annual meeting must be received at the executive offices of PennRock not later than December 3, 2004 in order to be eligible for inclusion in the proxy statement and proxy form to be prepared by PennRock in connection with that meeting. A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 and the bylaws of PennRock is not required to be included in the proxy statement and proxy form of PennRock, and may not be presented at the 2005 annual meeting. All shareholder proposals should be sent to: PennRock Financial Services Corp., Attention: Chairman of the Board, 1060 Main Street, P.O. Box 580, Blue Ball, Pennsylvania 17506.

     Recommendation of the Board of Directors

     The Board of Directors recommends that the shareholders vote FOR the election of the four nominees identified in this proxy statement.

INFORMATION CONCERNING PENNROCK’S CORPORATE
GOVERNANCE POLICIES, PRACTICES AND PROCEDURES

     PennRock is and always has been committed to the highest ideals in the conduct of its business and to observing sound corporate governance policies, practices and procedures.

     In order to comply with the requirements of the Sarbanes-Oxley Act and related SEC rules and regulations, as well as those set forth in the Marketplace Rules of the National Association of Securities Dealers, Inc. (hereafter, the “NASD”), PennRock has taken a number of actions which are intended to strengthen and improve its commitment to sound corporate governance. These actions include the following:

•	The Board of Directors has adopted formal Corporate Governance Guidelines, a copy of which is posted on PennRock’s website at www.pennrock.com.

•	The Board of Directors has adopted a Code of Business Conduct and Ethics which is applicable to PennRock’s Chief Executive Officer and to its Senior Financial Officers, as well as to all directors, other officers and employees of PennRock and its subsidiaries. This Code focuses specifically upon principles of ethical business conduct, assuring the integrity of PennRock’s periodic reports and other public communications, and compliance with all applicable government rules and regulations, and is intended to comply with the requirements with the Sarbanes-Oxley Act and related SEC rules and regulations, as well as those of the Marketplace Rules of the NASD. A copy of PennRock’s Code of Business Conduct and Ethics is posted on PennRock’s website at www.pennrock.com.

•	The Board of Directors has adopted written charters for its Audit, Executive Compensation and Nominating Committees, copies of which are posted on PennRock’s website at www.pennrock.com.

•	The Board of Directors has determined that Dennis L. Dinger qualifies as an “audit committee financial expert” as such term is defined in the Sarbanes-Oxley Act and related SEC regulations. Mr. Dinger has been appointed to serve as Chairman of the Audit Committee commencing in 2004.

•	Pursuant to the terms of its Corporate Governance Guidelines, PennRock’s “independent directors” will meet in executive session (i.e., without the presence of the Chief Executive Officer or other members of PennRock’s management or non-independent directors) at least quarterly.

INFORMATION CONCERNING ELECTION OF DIRECTORS

     General Information

     The bylaws of PennRock provide that the Board of Directors shall consist of not less than one nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The bylaws further provide that the directors of each class shall be elected for a term of three years.

     At each annual meeting the successors to the class of directors whose term shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year. The number of directors shall be determined by the Board of Directors. Any shareholder who owns not less than 100 shares of the stock of PennRock is eligible to be elected to the Board of Directors.

     A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next annual meeting at which directors of his class are to be chosen.

     The Board of Directors has fixed the number of directors at 12. Of these 12 directors, there are four directors whose terms of office will expire at the 2004 annual meeting and eight continuing directors whose terms of office will expire at the 2005 or 2006 annual meeting. The Board of Directors proposes to nominate the following persons for election to the Board of Directors at the 2004 annual meeting for the term specified below:

Class B
For a Term of
Three Years

Irving E. Bressler
Sandra J. Bricker
Elton Horning
Glenn H. Weaver

     In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of PennRock may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director, if elected.

     Nominations for Election of Directors

     In accordance with Section 2.3 of the bylaws of PennRock, any shareholder of record entitled to vote for the election of directors who is a shareholder on the record date and on the date of the meeting at which directors are to be elected may nominate a candidate for election to the Board of Directors, provided that the shareholder has given proper written notice of the nomination, which notice must contain certain prescribed information and must be delivered to the Chairman of the Board of PennRock not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. The chairman of the meeting must determine whether a nomination has been made in accordance with the requirements of the bylaws and, if he determines that a nomination is defective, such nomination and any votes cast for the nominee shall be disregarded.

     Shareholders may also recommend qualified persons for consideration by the Nominating Committee to be included in PennRock’s proxy materials as a nominee of the Board of Directors. A shareholder who wishes to make such a recommendation must submit his recommendation in writing addressed to the Chairman of the Board, PennRock Financial Services Corp., 1060 Main Street, P.O. Box 580, Blue Ball, Pennsylvania 17506. The recommendation must include the proposed nominee’s name and qualifications and must be delivered not less than 120 days prior to the anniversary date of the immediately preceding annual meeting.

     Nominating Committee Process for the Selection and Evaluation of Nominees

     The Nominating Committee is responsible for recommending to the Board of Directors persons to be nominated for election to the Board at the annual meeting of shareholders. PennRock’s Nominating Committee Charter identifies the qualifications expected of a member of the Board of Directors and sets forth the criteria to be applied by the Nominating Committee in evaluating candidates who will be recommended to the Board of Directors as nominees for election to the Board. A candidate must possess good business judgment and must be free of any relationship which would compromise his ability to properly perform his duties as a director. A candidate must have sufficient financial background and experience to be able to read and understand financial statements and to evaluate financial performance. A candidate should have proven leadership skills and management experience and should be actively involved in the community served by PennRock and its subsidiaries. A candidate must be willing and able to commit the time and attention necessary to actively participate in Board affairs. In addition, a candidate must be a person of integrity and sound character. A candidate’s age, background, skills and experience are also important considerations in terms of achieving appropriate balance and diversity on the Board.

     The Nominating Committee uses a variety of methods for identifying and evaluating potential nominees for election to the Board of Directors. The Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that a vacancy is anticipated or otherwise arises, the Nominating Committee typically considers several potential candidates for appointment to fill the vacancy. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, shareholders and other persons. These candidates are evaluated at regular or special meetings of the Nominating Committee and may be considered at any time during the year. In evaluating potential nominees, the Nominating Committee seeks to achieve a balance of knowledge, skills and experience on the Board.

     The Nominating Committee will consider persons recommended by shareholders as potential nominees for election to the Board of Directors, provided that recommendations are made in accordance with the procedures described above under the caption “Nominations for Election of Directors.” A potential nominee who is recommended by a shareholder will be evaluated by the Nominating Committee in the same fashion as other persons who are considered by the Committee as potential candidates for election to the Board of Directors.

     Director Independence

     The Board of Directors has determined that each of the following directors is an “independent director,” as such term is defined in the Marketplace Rules of the NASD: Irving E. Bressler, Sandra J. Bricker, Dennis L. Dinger, Lewis M. Good, Norman Hahn, Elton Horning, Robert L. Spotts, Dale M. Weaver, Glenn H. Weaver and Robert K. Weaver.

     Information About Nominees, Continuing Directors and Executive Officers

     Information concerning the four persons to be nominated for election to the Board of Directors of PennRock at the 2004 annual meeting and concerning the eight continuing directors is set forth below. The following table also includes information concerning shares of PennRock common stock owned beneficially by executive officers who are named in the Summary Compensation Table appearing elsewhere in this proxy statement and by all directors and executive officers as a group.

		Shares of PennRock		Principal
		Common Stock		Occupation for the
		Beneficially Owned		Past 5 Years and
		as of February 6,	Percent	Other
Name and Age	Director Since	2004 [2,3]	of Class	Directorships[4]
CLASS A (TERM EXPIRES IN 2006) — CONTINUING DIRECTORS
Norman Hahn (67)	1976[1]	176,440	2.31%	Chairman of the Board, Conestoga Wood Specialties, Corp. (manufacturer of wood products)
Melvin Pankuch (64)	1988	39,581	*	Executive Vice President and Chief Executive Officer, PennRock and President and Chief Executive Officer, Blue Ball National Bank
Robert L. Spotts (73)	1985[1]	25,587	*	Retired. Formerly President, Martin Limestone, Inc. (quarry)
Dale M. Weaver (65)	1977[1]	139,901	1.83%	Partner, D & L Partners (real estate investment); formerly, President, New Holland Custom Woodwork, Ltd. (church furniture and millwork)
CLASS B (TERM EXPIRES IN 2004) — NOMINEES
Irving E. Bressler (53)	1997	1,430	*	President, Bressler Auto Specialties, d/b/a Autospa of Wyomissing Hills (car wash and auto detailing)
Sandra J. Bricker (56)	1999	743	*	President, The Bricker Group (consultant to and owner and operator of retirement communities)
Elton Horning (73)	1989	44,894	*	Auctioneer, Owner of Elton Horning Farm Agency and Partner of Horning Farm Agency (real estate agency)
Glenn H. Weaver (69)	1985[1]	132,665	1.74%	President, PennRock; Partner, R & G Associates (real estate investment)
CLASS C (TERM EXPIRES IN 2005) — CONTINUING DIRECTORS
Dennis L. Dinger (53)	2003	1,000	*	Financial Consultant; formerly Executive Vice President and Chief Financial Officer, Everybrook, Inc. (software development), Director of Finance, Keen Transport, Inc. (trucking and warehouse services) and Chief Financial Officer, Dauphin Deposit Bank & Trust Company
Lewis M. Good (45)	1991	5,512	*	President, Original Good’s Potato Chips, Inc. (food products)
Aaron S. Kurtz (65)	1980[1]	10,328	*	President, Ludwig Office Furniture, Inc. (office furniture)
Robert K. Weaver (55)	1975[1]	27,202	*	Area Director, Eastern Pennsylvania, Joni and Friends (charitable organization); formerly Partner, Wentz, Weaver & Kling, LLP (law firm)
NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
George B. Crisp Joseph C. Spada Michael H. Peuler		15,884 17,397 16,898	* * *
All Directors and Executive Officers as a group (15 persons)		654,949	8.57%

*	Less than one percent of the total number of shares of common stock outstanding.

FOOTNOTES

1.	Includes service as a director of Blue Ball National Bank, predecessor to PennRock.

2.	Beneficial ownership of shares of the common stock of PennRock is determined in accordance with SEC Rule 13d-3(d)(1), which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or direct the disposition of the stock.

3.	Each person named in this table has sole voting and investment power with respect to the shares listed above, except that voting and investment power with respect to a total of 98,063 shares is shared with spouses, children or other family members. The shares shown above include a total of 198,502 shares which are held by spouses, children or other family members or by trusts or estates with respect to which a director or executive officer serves as trustee or executor, beneficial ownership of which is in each case disclaimed. Also included in the shares shown above are a total of 76,903 shares which may be acquired pursuant to the exercise of stock options which are currently vested or which will vest within 60 days, which shares are treated as issued and outstanding for purposes of determining ownership percentage.

4.	No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the SEC pursuant to Section 12 or which is required to file periodic reports with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934.

     Meetings and Committees of the Board of Directors

     The Board of Directors of PennRock has standing Audit, Nominating and Executive Compensation Committees.

     PennRock’s Corporate Governance Guidelines provide that directors are expected to attend meetings of the Board of Directors, meetings of the committees on which they serve, and the annual meeting of shareholders. The Board of Directors met 27 times during 2003. All of the directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of the various committees of the Board of Directors on which they served and all of the directors attended the annual meeting of shareholders in 2003.

Audit Committee

     Members of the Audit Committee during 2003 were Robert L. Spotts, Chairman, and Irving E. Bressler, Sandra J. Bricker, Dennis L. Dinger (who was appointed to the Committee in December of 2003), Lewis M. Good, Norman Hahn, and Elton Horning. The Board of Directors has determined that Mr. Dinger qualifies as an “audit committee financial expert” in accordance with the requirements of the Sarbanes-Oxley Act and applicable SEC rules and regulations.

     The Audit Committee assists the Board of Directors in fulfilling its responsibilities in providing oversight over the integrity of PennRock’s financial statements, PennRock’s compliance with applicable legal and regulatory requirements and the performance of PennRock’s internal audit function. The Audit Committee is responsible for the appointment, compensation, oversight and termination of PennRock’s independent auditors and regularly evaluates the independent auditors’ independence from PennRock and PennRock’s management. The Audit Committee reviews and approves the scope of the annual audit and is also responsible for, among other things, reporting to the Board on the results of the annual audit and reviewing the financial statements and related financial and non-financial disclosures included in PennRock’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Audit Committee also reviews PennRock’s disclosure controls and procedures and internal controls. The Audit Committee prepares the Audit Committee Report for inclusion in the annual proxy statement and oversees investigations into complaints concerning accounting and auditing matters. The Audit Committee also meets periodically with PennRock’s independent auditors and PennRock’s internal auditors outside of the presence of PennRock’s management and has authority to retain outside legal, accounting and other professionals to assist it in meeting its responsibilities.

     The Audit Committee operates under a charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Exhibit A. All members of the Audit Committee were “independent directors” at all times during 2003 as such term is defined in the Marketplace Rules of the NASD. The Audit Committee met five times during 2003.

Nominating Committee

     The Board of Directors did not have a standing Nominating Committee before 2004 and the functions typically performed by a Nominating Committee were performed prior to that time by the Board of Directors as a whole. The Board of Directors appointed a standing Nominating Committee in 2004. The members of the Nominating Committee are: Norman Hahn, Chairman, and Irving E. Bressler, Sandra J. Bricker, Dennis L. Dinger (who was appointed to the Committee in December of 2003), Lewis M. Good, Elton Horning, Robert L. Spotts, Dale M. Weaver, Glenn H. Weaver and Robert K. Weaver. The Nominating Committee is responsible, among other things, for recommending to the Board of Directors persons to be nominated for election to the Board and persons to be appointed to fill vacancies on the Board. The Nominating Committee operates under a charter adopted by the Board of Directors, a copy of which is posted on PennRock’s website at www.pennrock.com. All members of the Nominating Committee are “independent directors” as such term is defined in the Marketplace Rules of the NASD.

Executive Compensation Committee

     Members of the Executive Compensation Committee during 2003 were Norman Hahn, Chairman, and Irving E. Bressler, Sandra J. Bricker, Dennis L. Dinger (who was appointed to the Committee in December of 2003), Elton Horning, Lewis M. Good, Aaron S. Kurtz, Robert L. Spotts, Dale M. Weaver, Glenn H. Weaver and Robert K. Weaver. The Executive Compensation Committee assists the Board of Directors in fulfilling its responsibilities in providing oversight over PennRock’s compensation policies and procedures. The Executive Compensation Committee is responsible for, among other things, administering and making grants and awards under the Bonus Compensation Plan, the Executive Compensation Plan and the Stock Incentive Plan of 2002. The Executive Compensation Committee is also responsible for evaluating and determining the compensation of PennRock’s Chief Executive Officer and for making recommendations with respect to the compensation of PennRock’s other executive officers. The Executive Compensation Committee also prepares the Board Compensation Committee Report on Executive Compensation for inclusion in the annual proxy statement. The Executive Compensation Committee operates under a charter adopted by the Board of Directors, a copy of which is posted on PennRock’s website at www.penrock.com. All members of the Executive Compensation Committee, other than Mr. Kurtz, were “independent directors” at all times during

2003 as such term is defined in the Marketplace Rules of the NASD. The Executive Compensation Committee met three times during 2003.

     Compensation of Directors

     The directors of PennRock do not receive any additional compensation for their services as such, beyond the compensation paid to them as directors of Blue Ball National Bank. Each member of the Board of Directors of Blue Ball National Bank, other than the Chairman of the Board, is paid an annual fee of $2,200 for his services as a director, a fee of $420 for each regular meeting of the Board of Directors which he attends, and $180 for each meeting of a committee of the Board of Directors which he attends. In addition to the regular directors’ compensation, the Secretary of the Board of Directors also receives an additional fee of $6,300. The Chairman of the Board receives an annual fee of $15,600 and a fee of $180 for each committee meeting of the Board of Directors which he attends. No directors’ fees are paid to any director who is also a full-time salaried officer of Blue Ball National Bank or PennRock.

     Executive Officers of PennRock

     The following persons are the executive officers of PennRock:

Name	Age	Office Held and Term of Office
Norman Hahn	67	Chairman of the Board of PennRock since 1991; Chairman of Blue Ball National Bank since 1991.

Glenn H. Weaver	69	President of PennRock since 1989.

Robert K. Weaver	55	Secretary of the Board of PennRock since 1986; Secretary of Blue Ball National Bank since 1977.

Melvin Pankuch	64	Executive Vice President and Chief Executive Officer of PennRock since 1989; President and Chief Executive Officer of Blue Ball National Bank since 1988.

George B. Crisp	56	Vice President and Treasurer of PennRock since 1989; Executive Vice President Operations of Blue Ball National Bank since 2003 (previously, Senior Vice President since 1993).

Joseph C. Spada	53	Executive Vice President — Sales of Blue Ball National Bank since 2003 (previously, Senior Vice President since 1993).

Michael H. Peuler	53	Executive Vice President — Financial Services of Blue Ball National Bank since 2003 (previously, Senior Vice President since 1995); President of National Advisory Group, Inc. since 2001; President of Pension Consulting Services, Inc. since 2002.

     Executive Compensation and Related Matters

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid or accrued by PennRock and Blue Ball National Bank to the chief executive officer of PennRock and to each of the other most highly compensated executive officers of PennRock whose combined salary and bonus compensation exceeded $100,000 for the year ended December 31, 2003.

SUMMARY COMPENSATION TABLE

					Long Term Compensation
Annual Compensation					Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
				Other		Securities
Name				Annual	Restricted	Underlying		All Other
And				Compen-	Stock	Options/	LTIP	Compen-
Principal		Salary	Bonus[1]	sation	Awards	SAR’s2	Payouts	sation[3]
Position	Year	($)	($)	($)	($)	(#)	($)	($)
Melvin Pankuch, Executive Vice President and	2003	$314,443	$46,841	None	None	13,200	None	$24,949
Chief Executive	2002	302,000	37,267	None	None	14,520	None	25,256
Officer	2001	285,000	28,230	None	None	12,705	None	20,400

George B. Crisp,	2003	$161,322	$23,287	None	None	6,600	None	$23,029
Vice President	2002	141,623	17,552	None	None	7,260	None	20,034
and Treasurer	2001	134,828	13,301	None	None	6,353	None	18,023

Joseph C. Spada, Executive Vice President, Blue	2003	$170,629	$23,605	None	None	6,600	None	$24,178
Ball National	2002	145,713	18,062	None	None	7,260	None	20,614
Bank	2001	138,774	13,639	None	None	6,353	None	18,532

Michael H. Peuler, Executive Vice President, Blue	2003	$161,683	$23,379	None	None	6,600	None	$23,085
Ball National	2002	142,643	17,681	None	None	7,260	None	20,179
Bank	2001	138,850	28,351	None	None	6,353	None	19,971

FOOTNOTES

1.	Consists of the cash and PennRock common stock components of: (i) the bonus awarded and paid in 2003 under the Bonus Compensation Plan, and (ii) the bonus under the Executive Incentive Compensation Plan awarded and paid in 2003 with respect to 2002 financial performance. Because the necessary peer group performance data is not yet publicly available, it is not possible to determine at this time whether (or the extent to which) a bonus under the Executive Incentive Compensation Plan will be payable to the named executive officers in 2004 with respect to 2003 financial performance.

2.	Adjusted to reflect stock splits and stock dividends since date of grant.

3.	Consists of the non-cash component of the bonus awarded and paid in 2003 under the Bonus Compensation Plan in the form of a contribution to the Profit Sharing Plan maintained by Blue Ball National Bank.

Stock Options Granted in 2003

     The following table sets forth certain information relating to stock options granted during 2003 to the executive officers named in the Summary Compensation Table appearing above. No stock appreciation rights (“SAR’s”) were granted in 2003.

OPTION/SAR GRANTS IN 2003

Individual Grants
					Potential Realizable
					Value at Assumed Annual
					Rates of Stock Price
					Appreciation for Option Term[4]
	Number of
	Shares	Percent of Total
	Underlying	Options/SAR’s
	Options/SAR’s	Granted to Employees	Exercise or
	Granted in 2003[1,2]	in Fiscal Year	Base Price[2,3]	Expiration	5%	10%
Name	(#)	(%)	($/Share)	Date	($)	($)
Melvin Pankuch	13,200	40%	$26.82	4-22-13	$222,661	$564,266
Joseph C. Spada	6,600	20%	26.82	4-22-13	111,342	282,084
George B. Crisp	6,600	20%	26.82	4-22-13	111,342	282,084
Michael H. Peuler	6,600	20%	26.82	4-22-13	111,342	282,084

FOOTNOTES

1.	Represents the grant of incentive stock options on April 22, 2003 pursuant to the terms of the Stock Incentive Plan of 2002. Each option vests and becomes exercisable one-half after the expiration of three years from the date of grant and the balance after the expiration of five years from the date of grant. Each option expires, to the extent not previously exercised, upon termination of employment for reasons other than retirement, disability or death.

2.	Adjusted to reflect stock splits and stock dividends since date of grant.

3.	Exercise price in each case is equal to 100% of fair market value on the date of grant.

4.	The dollar amounts set forth in these columns are based upon assumed annual appreciation rates of 5% and 10% as required under applicable SEC regulations and are not intended to indicate the possible future price appreciation, if any, of PennRock common stock. No gain will be realized by the option holder in the absence of an increase in the market price of PennRock common stock, which will benefit all shareholders.

Stock Option Exercises and 2003 Year-End Values

     The following table sets forth with respect to the executive officers named in the Summary Compensation Table certain information relating to the exercise of stock options during 2003 and relating to the number and value of unexercised stock options and SAR’s held as of December 31, 2003. No SAR’s were either granted or exercised in 2003 and none were outstanding on December 31, 2003.

2003 OPTION EXERCISE AND YEAR-END VALUES

		Value Realized	Number of
		(Market Value at	Unexercised		Value of Unexercised In-The-Money
	Shares Acquired on	Exercise, Less	Options/SAR’s at		Options/SAR’s at Fiscal Year-End
	Exercise	Exercise Price)	Fiscal Year-End		12-31-2003
Name	(#)	($)	(#)		($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Melvin Pankuch	None	N/A	19,694	53,129	$305,765	$615,024
George B. Crisp	None	N/A	8,893	26,565	138,622	307,528
Joseph C. Spada	None	N/A	7,623	26,565	125,125	307,528
Michael H. Peuler	None	N/A	8,893	26,565	138,622	307,528

Compensation Committee Interlocks and Insider Participation

     Each director of PennRock, other than the Chief Executive Officer, was a member of the Executive Compensation Committee in 2003. No member of the Executive Compensation Committee was an employee of PennRock (or of any PennRock subsidiary) at any time during 2003. Glenn H. Weaver, who was an employee of Blue Ball National Bank until 1989, is not now an employee of PennRock (or of any PennRock subsidiary), but serves as President of PennRock. There were no compensation committee “interlocks” during 2003, which in general terms means that no executive officer or director of PennRock served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director of PennRock.

Executive Employment Agreements

     On December 17, 1999 PennRock and its wholly owned subsidiary, Blue Ball National Bank (collectively, the “Employers”), entered into an Employment Agreement with Melvin Pankuch ( the “Employment Agreement”), under the terms of which PennRock engaged Mr. Pankuch as its Executive Vice President and Chief Executive Officer and Blue Ball National Bank engaged Mr. Pankuch as its President and Chief Executive Officer. The Employment Agreement provides for an initial term of two years and is subject to automatic renewal for successive additional periods of two years each, unless either Mr. Pankuch or the Employers elect not to renew by giving written notice to the other 180 days in advance of the expiration of the then current term.

     The Employment Agreement provides that Mr. Pankuch shall receive a salary of not less than $265,000 per year, subject to annual review and adjustment. The Employment Agreement also entitles Mr. Pankuch to participate in the incentive compensation and employee benefits plans maintained by the Employers.

     The Employment Agreement terminates in the event of Mr. Pankuch’s disability or death and may be terminated by the Employers at any time, with or without cause. Mr. Pankuch has the right to terminate the Employment Agreement, with or without cause, by resigning upon 180 days’ advance written notice and has the right to terminate his employment for good reason (as defined in the Employment Agreement) upon 60 days’ advance written notice following the occurrence of a change in control (as defined in the Employment Agreement).

     Mr. Pankuch is entitled to receive certain severance benefits in the event that the Employers elect not to renew the Employment Agreement or in the event that the Employers elect to terminate the Employment Agreement without cause. The severance benefits to which Mr. Pankuch would be entitled include salary continuation for up to 24 months, except that the Employers are not obligated to continue to make salary continuation payments after the expiration of 12 months from the date of termination if Mr. Pankuch obtains a comparable executive level position with another employer. In addition, if Mr. Pankuch elects to purchase continuation coverage under the Employers’ medical insurance plan, the Employers are required to reimburse him for such expense. Mr. Pankuch is, however, obligated to mitigate the obligation of the Employers to pay the foregoing severance benefits by using his best efforts to obtain a comparable executive level position with another employer. Mr. Pankuch is also entitled to receive severance benefits following the occurrence of a change in control in the event that he elects to terminate the Employment Agreement for good reason or if the successor to the Employers elects to terminate the Employment Agreement prior to the end of its then current term other than for cause. The severance benefits to which Mr. Pankuch would be entitled under these circumstances include a severance payment in an amount equal to three times his then current annual compensation (which amount is subject to reduction so as to avoid the imposition of an excise tax under Section 4999 of the Internal Revenue Code of 1986) and reimbursement of the expense incurred by Mr. Pankuch if he elects to purchase continuation coverage under the Employers’ medical insurance plan.

     Blue Ball National Bank entered into employment agreements with each of George B. Crisp, Joseph C. Spada and Michael H. Peuler in April of 2000. These agreements are substantially similar to the Employment Agreement entered into with Mr. Pankuch, except that: (i) the base salaries payable to Messrs. Crisp, Spada and Peuler are $130,268, $132,798 and $130,308, respectively, and (ii) the severance payment provided for in the event of termination following a change in control is equal to two times then current annual compensation.

Board Compensation Committee Report on Executive Compensation

     PennRock’s executive compensation policies are established and administered by the Executive Compensation Committee of the Board of Directors. The Executive Compensation Committee is responsible for, among other things, administering and making grants and awards under the Bonus Compensation Plan, the Executive Compensation Plan and the Stock Incentive Plan of 2002. The Executive Compensation Committee is also responsible for evaluating and determining the compensation of the Chief Executive Officer and PennRock’s other executive officers. Each director of PennRock, other than the Chief Executive Officer, was a member of the Executive Compensation Committee in 2003.

     The Executive Compensation Committee annually evaluates the Chief Executive Officer and determines his compensation and awards under the Compensation Plans referred to above. Melvin Pankuch, the Chief Executive Officer, annually evaluates Penn Rock’s other executive officers and prior to 2004, with guidance and advice from the Personnel Committee of Blue Ball National Bank, determined their annual salaries. Commencing in 2004, the salaries of PennRock’s other executive officers will be determined by the Executive Compensation Committee. Awards to PennRock’s other executive officers under the Compensation Plans referred to above are determined by the Executive Compensation Committee, based upon recommendations made by Mr. Pankuch. Mr. Pankuch, in his capacity as Chief Executive Officer, regularly reviews executive compensation matters with the Executive Compensation Committee and with the Personnel Committee of Blue Ball National Bank.

     The Executive Compensation Committee is responsible for establishing appropriate compensation policies applicable to the executive officers of PennRock and for overseeing the administration of that policy. The overall objective of the Executive Compensation Committee’s policy is to provide competitive levels of compensation that integrate pay with annual and long term performance goals, reward above average performance, recognize individual initiative and achievements and assist PennRock in attracting, motivating and retaining capable senior executive officers. The Committee’s policy provides for competitive base salary compensation which reflects individual performance and for annual performance incentive compensation opportunities earned through the achievement of financial performance and other goals established by the Committee and management. In addition, the Executive Compensation Committee intends in the future to place greater emphasis upon longer-term stock-based incentive opportunities through the implementation of the Stock Incentive Plan of 2002, which was approved by the shareholders at the 2002 annual meeting. The Committee is of the view that stock ownership by senior executive officers and stock-based incentive compensation arrangements are beneficial in aligning the interests of management and shareholders in the overall enhancement of profitability and shareholder value. The Committee believes for this reason that it may in the future rely more heavily upon stock-based incentive compensation arrangements in designing the compensation packages of the executive officers of PennRock.

     In designing and administering the individual elements of its executive compensation policy, the Executive Compensation Committee strives to balance short-term and long-term incentive objectives and to employ prudent judgment in establishing performance criteria, evaluating performance and in determining the amount of overall compensation. What follows is a discussion of each of the elements of the Committee’s compensation policy, together with a summary of decisions made by the Committee in 2003 with respect to the compensation of Mr. Pankuch.

     The Omnibus Budget Reconciliation Act of 1993 (the “Act”) imposes certain limitations on the deductibility for federal income tax purposes of annual compensation in excess of $1 million payable to certain officers of PennRock. Because the Executive Compensation Committee does not anticipate that the annual compensation of any officer will exceed

$1 million, it does not intend to modify the compensation policy of PennRock in response to the provisions of the Act.

Base Salary

     The base salary component of an executive officer’s compensation is determined annually by reference to salary surveys and other data and is adjusted as necessary to be competitive with average salaries paid to executive officers at other banks and bank holding companies of equivalent size and characteristics. The actual salary paid to an executive officer is determined through an annual performance appraisal, which evaluates performance by reference to the following factors: supervisory and management performance, marketing and sales plan performance, internal cooperation, reporting and communication, customer and public relations, strategic and business plan development and achievement, and profit planning and budgeting. The Executive Compensation Committee also considers the financial goals that were set at the beginning of the year by the Committee and management and relates them to year-end results. These goals include growth in assets, growth in deposits, percentage increase in net income for the year, growth in loans, return on equity and return on assets.

Bonus Compensation Plan

     The Bonus Compensation Plan is an annual incentive program for all employees, including executive officers and other key management employees. The purpose of the Plan is to provide a direct financial incentive in the form of an annual bonus that is related to return on equity. Bonuses under the Bonus Compensation Plan are paid partly in cash (in the case of Vice Presidents and more senior officers, 15% of the cash component of the bonus is payable in shares of PennRock common stock valued at fair market value) and partly in the form of a contribution to an employee’s account under the Blue Ball National Bank Profit Sharing Plan.

Executive Incentive Compensation Plan

     The Executive Incentive Compensation Plan is a compensation plan under which key officers (vice presidents and above) of PennRock and Blue Ball National Bank are eligible to receive bonuses equal to a percentage of salary. The Plan was adopted by the Board of Directors in 1994. The amount of bonus, if any, awarded under the Plan is determined on the basis of an objective two-part formula. The first part of the formula is based upon return on equity relative to peer group bank holding company performance. (The peer group used for this purpose consists of the approximately 181 bank holding companies comprising Peer Group No. 3 as published by the Federal Reserve Board in its annual Bank Holding Company Performance Report.) The second part of the formula is based upon year-to-year comparative growth in PennRock’s net income. A bonus earned under the Plan with respect to current year performance is paid in the spring of the following year. Bonuses are payable 70% in cash and 30% in shares of PennRock common stock valued at fair market value.

Stock Incentive Plan of 2002

     The Stock Incentive Plan of 2002 (the “Stock Incentive Plan”), which was approved by the shareholders at the 2002 annual meeting, is a long-term incentive plan for senior executives of PennRock. The objectives sought to be achieved by the grant of awards under the Stock Incentive Plan are to align executive and shareholder long-term interests by creating a strong and direct link between overall executive compensation and shareholder return and to enable senior officers to develop and maintain a significant, long-term stock ownership position in PennRock common stock. Awards may be granted under the Stock Incentive Plan in the form of incentive stock options, non-qualified stock options, and bonus stock. Messrs. Pankuch, Crisp, Peuler and Spada were each granted incentive stock options to purchase shares of PennRock common stock as described in the Option/SAR Grants in 2003 Table appearing above.

Compensation of the Chief Executive Officer

     Mr. Pankuch’s compensation is determined in accordance with the compensation policy of the Executive Compensation Committee described above and he is eligible to participate in the Compensation Plans described above. The general approach adopted by the Executive Compensation Committee in determining Mr. Pankuch’s annual compensation is to seek to be competitive with other bank holding companies of equivalent size and characteristics, but to have a significant percentage of his total compensation based upon the achievement of short-term and long-term performance goals. This approach provides a strong incentive to achieve or surpass the goals established by the Committee, while simultaneously providing an element of stability in Mr. Pankuch’s compensation.

     Mr. Pankuch’s base salary during 2002 was $302,000 and was set by the Executive Compensation Committee at $314,443 for 2003 (an increase of approximately 4.1%), based upon the factors discussed above and upon an evaluation conducted by the Committee.

     Mr. Pankuch received in 2003 a bonus of $44,610 under the Bonus Compensation Plan, which is reflected in the Summary Compensation Table set forth above. The amount of this bonus was determined by the Executive Compensation Committee in accordance with the terms of the Bonus Compensation Plan. Specifically, $16,736 was paid in cash, $2,925 was paid in shares of PennRock common stock valued at fair market value, and $24,949 was contributed to Mr. Pankuch’s account under the Blue Ball National Bank Profit Sharing Plan. In addition, a bonus of $27,180 under the Executive Incentive Compensation Plan was paid to Mr. Pankuch in 2003 with respect to 2002 financial performance and is also reflected in the Summary Compensation Table set forth above; $22,364 of this bonus was paid in cash and $4,816 in shares of PennRock common stock valued at fair market value. Because the necessary peer group performance data is not yet publicly available, it is not possible to determine at this time whether (or the extent to which) a bonus under the Executive Incentive Compensation Plan will be payable to Mr. Pankuch in 2004 with respect to 2003 financial performance.

The foregoing report is submitted by Norman Hahn, Chairman of the Executive Compensation Committee, and Irving E. Bressler, Sandra J. Bricker, Dennis L. Dinger, Elton Horning, Lewis M. Good, Aaron S. Kurtz, Robert L. Spotts, Dale M. Weaver, Glenn H. Weaver and Robert K. Weaver.

Stock Performance Graph

     The SEC requires that a publicly held company include in its proxy statement a graph comparing five year cumulative total shareholder returns (assuming the reinvestment of dividends) with a broad market index and with a published industry or line-of-business index or an index of peer group companies. The graph appearing below illustrates the five-year cumulative return to a shareholder of PennRock as compared to the S&P 500 Index, the Russell 3000 Index, and a peer group of ten other comparable bank holding companies, in each case weighted by market capitalization and assuming an initial investment of $100.00 on December 31, 1998 and the reinvestment of all dividends over the periods indicated. PennRock intends to substitute the Russell 3000 Index for the S&P 500 Index in the future because it believes that the Russell 3000 Index will provide a more meaningful basis for comparison and because the fees payable for use of the S&P 500 Index will increase substantially in 2005.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG PENNROCK FINANCIAL SERVICES CORP.,
S & P 500 INDEX, RUSSELL 3000 INDEX, AND PEER GROUP INDEX

	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	1998	1999	2000	2001	2002	2003
PennRock	$100.00	$74.04	$62.94	$109.41	$154.48	$195.49
S&P500	100.00	121.11	110.34	97.32	75.75	97.40
Russell 3000	100.00	120.90	111.88	99.06	77.72	106.31
Peer Group	100.00	85.84	66.99	97.73	119.61	158.68

PEER GROUP SPECIFICATIONS

1.	Total assets of $518 million to $2.3 billion.

2.	Market capitalization of at least $86 million.

3.	Headquartered in Pennsylvania.

Institution	Headquarters
ACNB Corporation	Gettysburg
CNB Financial Corporation	Clearfield
Citizens & Northern Corporation	Wellsboro
Community Banks, Inc.	Millersburg
First Chester County Corporation	West Chester
Franklin Financial Services Corporation	Chambersburg
Penseco Financial Services Corp.	Scranton
PennRock Financial Services Corp.	Blue Ball
Penns Woods Bancorp, Inc.	Jersey Shore
Royal Bancshares of Pennsylvania	Narberth
Sterling Financial Corporation	Lancaster

     Audit Committee Report

     The Audit Committee of the Board of Directors (the “Audit Committee”) has reviewed the audited financial statements of PennRock for the year ended December 31, 2003 and has discussed these financial statements with management and with PennRock’s independent accountants, Simon Lever LLP (“Simon Lever”). The Audit Committee also has discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61.

     The Audit Committee has received from Simon Lever the written disclosures and letter required by the Independence Standards Board Standard No. 1 and the Audit Committee has discussed with Simon Lever their independence from PennRock and from PennRock’s management.

     Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that PennRock’s audited financial statements for the year ended December 31, 2003 be included in PennRock’s Annual Report on Form 10-K for that year.

     In connection with the standards for accountant’s independence adopted by the SEC, the Audit Committee considers in advance of the provision of any non-audit services by PennRock’s independent accountants whether the provision of such services is compatible with maintaining the independence of such accountants.

     This report is not intended to be incorporated by reference into any filing made by PennRock with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The foregoing report is submitted by Robert L. Spotts, Chairman, and Irving E. Bressler, Sandra J. Bricker, Dennis L Dinger, Lewis M. Good,
Norman Hahn, and Elton Horning.

     Transactions with Directors and Executive Officers

     Some of the directors and executive officers of PennRock and Blue Ball National Bank and the companies with which they are associated were customers of and had banking transactions with Blue Ball National Bank in the ordinary course of the Bank’s business during 2003. All loans and commitments to loan made to such persons and to the companies with which they are associated were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that the Bank will enter into similar transactions in the future.

     As a matter of policy and as an employee benefit, Blue Ball National Bank makes available home mortgage loans and other loans on a nondiscriminatory basis to all employees of PennRock and its subsidiaries at interest rates below those prevailing for comparable transactions with other persons. The amount of these loans is not considered material and it is anticipated that the Bank will continue its present policy. Loans at preferential rates are not, however, extended to any executive officer or director of PennRock or Blue Ball National Bank.

     Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of PennRock file with the SEC reports of ownership and changes in ownership with respect to shares of PennRock common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, PennRock believes that during the calendar year ended December 31, 2003, all filing requirements applicable to its directors and officers were complied with.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     General Information

     For the year ended December 31, 2003, PennRock engaged Simon Lever LLP, independent certified public accountants (“Simon Lever”), to certify its financial statements and to provide certain non-audit services, including advice on accounting, tax and reporting matters. On September 23, 2003, PennRock’s Board of Directors elected to dismiss Simon Lever as PennRock’s independent public accountants, effective upon the completion of their audit of PennRock’s consolidated financial statements for the year ended December 31, 2003, and engaged Crowe, Chizek and Company LLC (“Crowe Chizek”) to serve as PennRock’s independent public accountants for fiscal year 2004. This determination followed PennRock’s decision to seek proposals from several independent public accountants to audit its consolidated financial statements and was approved by PennRock’s Board of Directors upon the recommendation of its Audit Committee.

     The audit reports issued by Simon Lever on the consolidated financial statements of PennRock as of and for the fiscal years ended December 31, 2003, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2003, 2002 and 2001, and during the subsequent interim period through the date of the filing of PennRock’s Annual Report on Form 10-K for the year ended December 31, 2003, there were no disagreements between PennRock and Simon Lever on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Simon Lever’s satisfaction, would have caused Simon Lever to make reference to the subject matter of the disagreement in connection with its reports on PennRock’s consolidated financial statements as of and for such periods.

     No reportable event described in Item 304(a)(1)(v) of SEC Regulation S-K occurred during PennRock’s three most recent fiscal years ended December 31, 2003, 2002, or during the subsequent interim period through the date of the filing of PennRock’s Annual Report on Form 10-K for the year ended December 31, 2003.

     During the fiscal years ended December 31, 2003, 2002 and 2001, and during the subsequent interim period through the date of the filing of PennRock’s Annual Report on Form 10-K for the year ended December 31, 2003, neither PennRock nor any person acting on its behalf consulted with Crowe Chizek regarding either: (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on PennRock’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304 (a)(1)(iv) of SEC Regulation S-K) with Simon Lever or that constituted a reportable event (as described in Item 304 (a)(1)(v) of SEC Regulation S-K).

     Representatives of both Simon Lever and Crowe Chizek are expected to be present at the shareholder meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     Information About Fees

Audit Fees

     Audit fees billed to PennRock by Simon Lever during 2003 and 2002 for services related to the audit of PennRock’s annual consolidated financial statements and the review of the unaudited financial statements included in PennRock’s Quarterly Reports on Form 10-Q totaled $55,686 and $56,574, respectively.

Audit Related Fees

     Fees billed to PennRock by Simon Lever during 2003 and 2002 for audit related services totaled $16,100 and $19,139, respectively. Audit related services performed by Simon Lever consisted principally of the audit of the Blue Ball National Bank Profit Sharing Plan, review of internal controls, and an FNMA annual eligibility compliance review.

Tax Fees

     Fees billed to PennRock by Simon Lever during 2003 and 2002 for tax related services totaled $6,045 and $20,311, respectively. Tax related services performed by Simon Lever consisted principally of tax compliance, tax advice and tax planning.

All Other Fees

     Fees billed to PennRock by Simon Lever during 2003 and 2002 for all services other than those identified above totaled $10,254 and $12,189, respectively. The other services performed by Simon Lever consisted principally of research and advice on various accounting issues.

     Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee pre-approves all audit and non-prohibited, non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval or such other detailed information as the Audit Committee deems appropriate. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting. There were no waivers by the Audit Committee of the pre-approval requirement for permissible non-audit services in 2003.

ADDITIONAL INFORMATION

     Shareholder Communication with the Board of Directors

     Shareholders and other interested persons who wish to communicate with the Board of Directors (including, specifically, the non-management directors) may do so by letter addressed to Chairman of the Board, PennRock Financial Services Corp., P.O. Box 580, Blue Ball, Pennsylvania 17506.

     Shareholders and other interested persons who wish to express a concern relating to accounting or audit related matters may do so by letter addressed to Chairman of the Audit Committee, PennRock Financial Services Corp., P.O. Box 580, Blue Ball, Pennsylvania 17506.

     Householding of Shareholder Mailings

     In accordance with a notice sent to all shareholders with the same last name who share the same address, only one copy of PennRock’s annual report and proxy statement will be sent to that address, unless contrary instructions are given to PennRock. This practice, known as “householding,” is designed to reduce PennRock’s printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate annual report and proxy statement in the future, he may call PennRock’s Investor Relations Officer at (717) 354-3612 or write to Investor Relations Officer, PennRock Financial Services Corp., P.O. Box 580, Blue Ball, Pennsylvania 17506 or communicate his request by E-mail addressed to sbguthrie@bbnb.com. If a shareholder is receiving multiple copies of PennRock’s annual report and proxy statement, he may request to receive only a single copy of these materials by contacting PennRock’s Investor Relations Officer in the same manner.

     Annual Report for 2003

     A copy of PennRock’s Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the SEC is posted on PennRock’s website at www.pennrock.com and is also available without charge to shareholders, depositors and other interested persons upon request addressed to Investor Relations Officer, PennRock Financial Services Corp., P.O. Box 580, Blue Ball, Pennsylvania 17506. All of PennRock’s other periodic reports filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934 are also available on PennRock’s website.

OTHER MATTERS

     The Board of Directors of PennRock knows of no other matters other than those discussed in this proxy statement which will be presented at the 2004 annual meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of PennRock.

BY ORDER OF THE BOARD OF DIRECTORS

GLENN H. WEAVER
President

Blue Ball, Pennsylvania
April 2, 2004

EXHIBIT A

PENNROCK FINANCIAL SERVICES CORP.

AUDIT COMMITTEE CHARTER

PURPOSE

     To assist the Board of Directors in fulfilling its oversight responsibilities for (1) the integrity of PennRock Financial Services Corp. financial statements, (2) the company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the company’s internal audit function and independent auditors and (5) the system of internal accounting and financial controls. The Audit Committee will also prepare the report that SEC rules require be included in PennRock Financial Services Corp.’s annual proxy statement.

AUTHORITY

     The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

•	Appoint or replace, compensate, and oversee the work of the public accounting firm employed by PennRock Financial Services Corp. to conduct the annual audit. This firm will report directly to the Audit Committee.

•	Resolve any disagreements between management and the auditor regarding financial reporting.

•	Pre-approve all auditing and permitted non-audit services performed by PennRock Financial Services Corp.’s external audit firm.

•	Retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation.

•	Seek any information it requires from employees – all of whom are directed to cooperate with the Committee’s requests – or external parties.

•	Meet with PennRock Financial Services Corp. officers, external auditors, or outside counsel, as necessary.

•	The Committee may delegate authority to subcommittees, including the authority to preapprove all auditing and permitted non-audit services, providing that such decisions are presented to the full Committee at its next scheduled meeting.

COMPOSITION

     The Audit Committee will consist of five members of the Board of Directors. The Board Nominating Committee will appoint committee members and the committee chair.

     Each committee member shall meet the independence and experience requirements and at least one member shall be designated as the “financial expert,” as defined by applicable legislation and regulation. No committee member shall simultaneously serve on the Audit Committees of more than two other public companies.

MEETINGS

     The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, with internal auditors and with external auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES

     The Committee will carry out the following responsibilities:

Financial Statements

•	Review significant accounting and reporting issues and understand their impact on the financial statements.

     These issues include:

•	Complex or unusual transactions and highly judgmental areas

•	Major issues regarding accounting principles and financial statement presentations, including any significant changes in PennRock Financial Services Corp.’s selection or application of accounting principles

•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of PennRock Financial Services Corp.

•	Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

•	Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management.

•	Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the PennRock Financial Services Corp.’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•	Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the PennRock Financial Services Corp.’s internal controls.

•	Discuss earnings press releases (particularly use of “proforma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The Audit Committee does not need to discuss each release in advance.

     Internal Controls

•	Consider the effectiveness of the PennRock Financial Services Corp.’s internal control system, including information technology security and control.

•	Understand the scope of internal and external auditors’ review of internal control over financial reporting, and obtain reports of significant findings and recommendations, together with management’s responses.

     Internal Audit

•	Review with management and the chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.

•	Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.

•	Review the effectiveness of the internal audit function, including compliance with the IIA’s Standards for the Professional Practice of Internal Auditing.

•	On a regular basis, meet separately with the chief audit executive to discuss any matters that the Committee or internal audit believes should be discussed privately.

     External Audit

•	Review the external auditors’ proposed audit scope and approach, including coordination of audit effort with internal audit.

•	Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors.

                In performing this review, the Committee will:

•	At least annually, obtain and review a report by the independent auditor describing the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and PennRock Financial Services Corp.

•	Take into account the opinions of management and internal audit.

•	Review and evaluate the lead partner of the independent auditor.

•	Present its conclusion with respect to the external auditor to the Board.

•	Ensure the rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself, if applicable.

•	Present its conclusions with respect to the independent auditor to the full board.

•	Set clear hiring policies for employees or former employees of the independent auditors.

•	On a regular basis, meet separately with external auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

     Compliance

•	Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

•	Establish procedures for: (i) The receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Review the findings of any examinations by regulatory agencies, and any auditor observations.

•	Review the process for communicating the code of conduct to PennRock Financial Services Corp. personnel, and for monitoring compliance therewith.

•	Obtain regular updates from management and PennRock Financial Service Corp. legal counsel regarding compliance matters.

     Reporting Responsibilities

•	Regularly report to the board of directors about Committee activities and issues that arise with respect to the quality or integrity of the PennRock Financial Services Corp.’s financial statements, the company’s compliance with legal or regulatory requirements, the performance and independence of the company’s independent auditors, and the performance of the internal audit function.

•	Provide an open avenue of communication between internal audit, the external auditors, and the board of directors.

•	Report annually to the shareholders, describing the Committee’s composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

•	Review any other reports the PennRock Financial Services Corp. issues that relate to Committee responsibilities.

     Other Responsibilities

•	Discuss with management PennRock Financial Services Corp.’s major policies with respect to risk assessment and risk management.

•	Perform other activities related to this charter as requested by the board of directors.

•	Institute and oversee special investigations as needed.

•	Review and assess the adequacy of the Committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

•	Confirm annually that all responsibilities outlined in this charter have been carried out.

•	Evaluate the Committee’s and individual members’ performance at least annually.

     Limitation of Audit Committee’s Role

     While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for preparing the Corporation’s financial statements and disclosures and the independent auditors are responsible for auditing and certifying such financial statements.

     Contingency Plan

     Should either the internal audit firm or the external auditor need to be replaced, a number of providers of these services are available in this area. The Audit Committee will approve the use of any new service provider.

APPENDIX

PROXY

PENNROCK FINANCIAL SERVICES CORP.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 27, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Susan E. Ewell, Jean M. Good and Edgar H. Martin, or any one of them, as proxies, with full power of substitution, to vote as directed below all of the shares of PennRock common stock held of record on March 18, 2004, by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan, at the annual meeting of shareholders to be held on Tuesday, April 27, 2004, at 10:00 a.m. at Yoder’s Restaurant, 14 South Tower Road, New Holland, Pennsylvania and at any adjournment thereof, with all of the powers the undersigned would possess if personally present.

(To be signed on reverse side)

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES IDENTIFIED BELOW. PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒.

1. ELECTION OF FOUR DIRECTORS FOR A TERM OF THREE YEARS

FOR ALL NOMINEES	NOMINEES
WITHHOLD AUTHORITY FOR ALL
NOMINEES	¡	Irving E. Bressler

FOR ALL EXCEPT (see instructions below)	¡	Sandra J. Bricker

	¡	Elton Horning

	¡	Glenn H. Weaver

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ¡

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES IDENTIFIED HEREIN.

     This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be brought before the meeting, but if any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of PennRock.

     It is important that your shares be represented at the meeting. Please sign, date and return this proxy as promptly as possible, whether or not you plan to attend the meeting. This proxy is revocable at any time before it is exercised and may be withdrawn if you elect to attend the meeting and wish to vote in person.

     The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement dated April 2, 2004 and hereby revokes all proxies heretofore given.

Dated:__________________________, 2004

Signature

Signature

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2004

TO THE SHAREHOLDERS OF PENNROCK FINANCIAL SERVICES CORP.:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular annual meeting of the shareholders of PENNROCK FINANCIAL SERVICES CORP. will be held on Tuesday, April 27, 2004 at 10:00 a.m. at Yoder’s Restaurant, 14 South Tower Road, New Holland, Pennsylvania for the purpose of considering and voting upon the following matters:

1.	ELECTION OF DIRECTORS. To elect the four nominees identified in the accompanying proxy statement.

2.	OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on March 18, 2004 shall be entitled to notice of and to vote at the meeting.

     Please mark, date and sign the enclosed proxy card and return it in the enclosed postpaid envelope as promptly as possible. Alternatively, you may vote via telephone or the Internet by following the instructions on the proxy card. You are cordially invited to attend the meeting. Your proxy is revocable and may be withdrawn if you elect to attend the meeting and wish to vote in person.

     A copy of the annual report of PennRock Financial Services Corp. is enclosed.

BY ORDER OF THE BOARD OF DIRECTORS

GLENN H. WEAVER
President

Enclosures
April 2, 2004